UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

Mid-Cap Value Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks surged in 2013 as the economic recovery gained momentum. Growing evidence of a stronger economy helped overcome concerns about a reduction in Federal Reserve stimulus, the threat of a U.S. default, and a federal government shutdown in the year’s second half. Stocks across the capitalization spectrum enjoyed outstanding returns, with small- and mid-cap stocks outpacing larger-cap stocks. Your fund produced good gains for the year but lagged its benchmarks and peer group chiefly due to a few holdings in the materials sector. We would have preferred to do better on a relative basis but are undeterred by this period of moderate underperformance and continue to adhere to our investment strategy, which focuses on buying and holding companies whose inherent value is not appreciated by the market.

The Mid-Cap Value Fund returned 16.00% and 31.54% for the six and 12 months ended December 31, 2013, respectively. (Returns for the fund’s Advisor and R Class shares were slightly lower due to their different fee structure.) The fund exceeded the Russell Midcap Value Index and slightly trailed the S&P MidCap 400 Index for the six-month period and lagged the S&P and Russell benchmarks for the year. The fund also underperformed its peer group, the Lipper Mid-Cap Value Funds Index, over both periods. The fund’s long-term performance remained favorable, in relative terms, as recognized by Morningstar’s Overall 4-star rating and its rank among competitive funds as tracked by Lipper over longer time periods. (Please refer to page 7 for additional information about Morningstar ratings.) Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 182 of 207, 98 of 181, 77 of 158, and 17 of 87 in its mid-cap value funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The U.S. economy improved gradually over 2013 but still faster than many expected. Third-quarter gross domestic product grew at a revised annualized 4.1% rate, its strongest pace in two years. The jobless rate fell steadily and averaged 7.4% for 2013, its lowest level since 2008. Most of the monthly declines, however, resulted from people leaving the workforce as opposed to new job creation, while the level of long-term unemployed workers stayed stubbornly high. The housing market continued its solid recovery. Home prices across the country advanced, though the housing market slowed over the summer as mortgage rates rose. The Fed continued to play an influential role in swaying market sentiment. After alarming investors by signaling in the spring that it might soon wind down its monthly $85 billion asset purchase program, the Fed surprised markets by announcing in September that it would maintain the pace of its purchases after all. In December, Fed Chairman Ben Bernanke said the central bank would reduce its asset purchases by $10 billion to $75 billion in January 2014—the first step in the Fed’s long-awaited taper of its stimulus program.

Mid-cap stocks outperformed large-caps but lagged small-caps in 2013. In the mid-cap space, value stocks trailed growth in the second half and full year, reversing a trend from the year’s first half. Over the past few years, growth and value shares have performed roughly in line within the mid-cap category, but value has a significant advantage over the past decade.

All sectors in the Russell Midcap Value Index produced double-digit gains. Telecommunication services, health care, and information technology performed the best, while utilities and materials advanced the least. Utilities and other defensive-leaning sectors fared well in early 2013, as investors sought companies paying good dividends in a low interest rate environment. But they suffered in the spring as yields surged after the Fed telegraphed its intention to start tapering its stimulus, leading investors to sell high-yielding stocks in favor of greater returns in the bond market.

PORTFOLIO AND STRATEGY REVIEW

Before launching into a discussion about the past year’s performance, we believe it is important to review our investment strategy to put our portfolio changes in perspective.

Our goal is to invest in mid-cap companies with good long-term return potential whose underlying value is not appreciated by the market. We seek companies with established businesses, strong market positions, experienced management, hidden assets, and room for improved financial performance. We are particularly interested in good companies that have underperformed their best operating potential, as these often end up being our best performers over the long term. We rely heavily on the extensive research done by our analysts, who collectively follow thousands of companies. Unlike many of our competitors, we do not worry about short-term performance or try to predict the direction of the market or the economy since our skill lies in identifying value in individual companies. We are patient investors and employ a longer time horizon than most managers, so it is not unusual for us to hold companies for as long as a decade as we wait for them to realize their full value.

Many of the fund’s best performers in 2013 exemplify our long-term investment approach. We first purchased Southwest Airlines, the top contributor, in 2004 when the airline industry was reeling from the aftermath of 9/11, the Iraq War, and high crude oil prices. Many domestic carriers struggled to survive, and a few filed for bankruptcy. This turbulent operating environment ultimately led to significant industry consolidation and the shuttering of high-cost capacity. Today, most of the domestic airline industry is dominated by just four operators, down from nearly 10 a decade ago. As is common in cyclical industries, supply and demand ultimately balanced the market and pricing recovered in the airline industry, improving Southwest’s profitability. The company also possessed advantages independent of improving industry fundamentals, however. Southwest had unique brand equity, a strong balance sheet, and a large and untapped opportunity to improve its ancillary revenues, or sales from items independent of ticket fees. We continued to build our position during the financial crisis of 2008–2009 as we waited for the shares to rise to a level that reflected its earnings potential, and our patience paid off this year. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In a similar vein, E*TRADE Financial also required a long-term perspective. As we stated in our previous letter, we initiated a position in 2009 when the company was refinancing its highly indebted balance sheet. Like other online brokers, E*TRADE was taking share from traditional brokerages, but its performance suffered amid a high debt level, a troubled mortgage portfolio, and compressed profit margins due to low interest rates. Despite these troubles, the company had built a strong brand and developed a valuable platform and customer base over many years. We continued to add to our position in E*TRADE as time passed, believing that its shares did not reflect the company’s intrinsic value as an independent company or its private market value in potential industry consolidation. Last January, it named a new CEO, who is taking steps to improve the company’s competitive position and balance sheet and satisfy regulatory requirements. E*TRADE shares more than doubled in 2013, reflecting improved performance in its loan portfolio, higher net interest margins, and better productivity.

Other sizable contributors included ManpowerGroup, whose shares rallied to a multiyear high as the staffing company undertook an aggressive restructuring program to become a best-in-class provider. An acceleration in hiring in the U.S. and Europe also helped Manpower’s earnings. Molex was another significant contributor after the electronics parts supplier was purchased by privately held Koch Industries in September for $7.2 billion at a 42% premium. Molex was a longtime holding in the fund due to its strong position in the connector industry, good free cash flow, clean balance sheet, and healthy dividend. We were pleased that other investors recognized the company’s intrinsic value by acquiring it for a hefty premium. Textron, a domestic manufacturer of commercial aircraft, military helicopters, and other industrial products, lifted returns for the portfolio after the company announced that it would buy distressed competitor Beechcraft for $1.4 billion. We believe that Textron paid an attractive price for a solid acquisition and that it will benefit from pent-up demand as business jet demand recovers.

In our last letter, we wrote about how a few industries can sometimes dominate overall performance, and a handful of materials stocks were the fund’s biggest detractors. Many of the materials names that hurt performance in the first half of 2013 continued to weigh on returns in the year’s second half. As we explained, our past experience investing in natural resource stocks has taught us to favor companies with unique attributes that are independent of the commodities cycle, such as a low-cost production base, exploration potential, or assets whose value is underappreciated by the market. For these reasons, we owned gold miners such as Franco-Nevada and Newmont Mining because each had unique characteristics that distinguished them from their peers. Nevertheless, the slide in gold prices in 2013 overwhelmed the entire gold mining industry. The price of gold tumbled 28% last year as the improving U.S. economy and global financial stability reduced its safe-haven appeal. As a result of gold weakness, South African gold producers Gold Fields and AngloGold Ashanti joined Franco-Nevada and Newmont Mining in the list of biggest detractors for the year. We mentioned earlier how we typically add to our holdings as they fall on hard times, and this time was no exception. We are uncertain about the timing of a rebound in bullion prices but are confident that our gold holdings are well positioned once the industry recovers.

Other detractors fell for company-specific as opposed to cyclical reasons. Quest Diagnostics shares underperformed as the company, which runs the country’s biggest network of lab testing services, suffered from declines in insurers’ reimbursement rates for many of its procedures and a sluggish economy resulted in fewer doctor visits. Many diagnostic test providers are struggling under reimbursement pricing pressure, but we believe that Quest will emerge as a winner due to its low-cost business model, which should help it gain share as the industry consolidates. FirstEnergy, one of the largest regulated U.S. utilities, was another sizable detractor as weak power demand and natural gas prices depressed utilization of its coal-fired generating plants. Despite the challenges in its markets, we still see significant value in FirstEnergy and have continued to add to our position.

IN CLOSING

While we would have been happier with better relative performance over the past year, we remain committed to the investment strategy that has served our investors well over the long term. As we stated earlier, we claim no special ability to forecast the performance of the economy, financial markets, or industry sectors. Rather, our focus has been—and will continue to be—on “bottom up” or company-oriented research.

One noteworthy trend that we have observed within our portfolio is an increase in takeovers and mergers in various industries. Four of our holdings were acquired last year, while the acquisitions of two more holdings were expected to close in January 2014. Additionally, just this month, another holding, liquor company Beam, received an unsolicited bid from Japan’s Suntory Holdings. While we don’t buy companies based on takeover speculation, we realize that acquisitions are one way that intrinsic value is realized. We would not be surprised to see an uptick in merger and acquisition activity in the coming months. In any case, we remain focused on our longstanding strategy of buying good companies at attractive prices and maintaining a longer-term horizon to allow the market to recognize the value of our holdings.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

Heather M. McPherson
Executive vice president of the fund

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

January 19, 2014

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

For funds with at least a three-year history, a Morningstar Rating™ is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) with emphasis on downward variations and consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. Each share class is counted as a fraction of one fund within this scale and rated separately. Morningstar Rating™ is for the retail share class only; other classes may have different performance characteristics. The fund received 3 stars for the three-year period, 4 stars for the five-year period, and 4 stars for the 10-year period as of December 31, 2013.

©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-size companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/13
Textron	2.3%
E*TRADE Financial	2.3
Northern Trust	2.3
Lazard	2.2
Southwest Airlines	2.0
Exterran	2.0
NRG Energy	1.9
Applied Materials	1.8
Hospira	1.8
ManpowerGroup	1.7
CIT Group	1.7
Marsh & McLennan	1.7
Hess	1.6
Packaging Corp. of America	1.5
CONSOL Energy	1.5
WPX Energy	1.5
Talisman Energy	1.5
FirstEnergy	1.4
First American Financial	1.3
Archer-Daniels-Midland	1.3
White Mountains Insurance	1.3
Avon Products	1.3
Life Technologies	1.2
Sysco	1.2
Vulcan Materials	1.2
Total	41.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.5%		
CONSUMER DISCRETIONARY 9.5%		
Auto Components 0.7%		
Visteon (1)	1,030,700	84,404
		84,404
Diversified Consumer Services 1.1%		
Graham Holdings (1)	123,543	81,948
Strayer Education (1)(2)	1,233,300	42,512
		124,460
Hotels, Restaurants & Leisure 0.4%		
ARAMARK Holdings (1)	902,700	23,669
International Game Technology	1,255,500	22,800
		46,469
Leisure Equipment & Products 1.6%		
Hasbro	786,400	43,260
Mattel	2,589,900	123,227
Sankyo-Gunma (JPY)	559,500	25,817
		192,304
Media 3.0%		
Cablevision, Class A	7,413,600	132,926
Charter Communications, Class A (1)	386,300	52,830
DreamWorks Animation, Class A (1)	1,925,900	68,369
News, Class A (1)	3,646,800	65,715
Scholastic	746,500	25,389
		345,229
Multiline Retail 1.1%		
Kohl's	2,169,900	123,142
		123,142
Specialty Retail 1.4%		
Abercrombie & Fitch	1,224,700	40,305

CarMax (1)	974,900	45,840
Gap	1,850,000	72,298
		158,443
Textiles, Apparel & Luxury Goods 0.2%		
Coach	393,500	22,087
		22,087
Total Consumer Discretionary		1,096,538
CONSUMER STAPLES 8.9%		
Beverages 0.5%		
Beam	389,800	26,530
Brown-Forman, Class B	419,900	31,732
		58,262
Food & Staples Retailing 2.4%		
Kroger	3,253,000	128,591
Sysco	3,978,716	143,632
		272,223
Food Products 4.2%		
Archer-Daniels-Midland	3,503,900	152,069
Bunge Limited	1,533,900	125,949
Flowers Foods	3,132,208	67,249
Kellogg	1,196,600	73,076
McCormick	896,800	61,807
Tootsie Roll Industries	334,089	10,871
		491,021
Household Products 0.5%		
Clorox	619,200	57,437
		57,437

Personal Products 1.3%		
Avon	8,519,800	146,711
		146,711
Total Consumer Staples		1,025,654
ENERGY 9.1%		
Energy Equipment & Services 2.0%		
Exterran Holdings (1)(2)	6,732,300	230,245
		230,245
Oil, Gas & Consumable Fuels 7.1%		
CONSOL Energy	4,454,153	169,436
Hess	2,172,200	180,293
PBF Energy (2)	2,381,387	74,918
Talisman Energy (CAD)	14,485,200	168,409
Valero Energy	1,317,796	66,417
WPX Energy (1)	8,272,600	168,595
		828,068
Total Energy		1,058,313
FINANCIALS 25.7%		
Capital Markets 7.9%		
E*TRADE Financial (1)	13,762,960	270,305
Lazard, Class A, Partnership	5,730,900	259,724
Legg Mason	2,944,500	128,027
Northern Trust	4,230,440	261,822
		919,878
Commercial Banks 4.8%		
CIT Group	3,703,800	193,079
Commerce Bancshares	992,496	44,573
First Horizon National (2)	11,777,242	137,205
SunTrust	2,569,200	94,572

WestAmerica Bank (2)	1,515,907	85,588
		555,017
Consumer Finance 0.3%		
Ally Financial, Acquisition Date: 12/11/13 Acquisition Cost $31,273 (1)(3)	4,633	34,400
		34,400
Diversified Financial Services 0.1%		
Groupe Bruxelles Lambert (EUR)	167,739	15,399
		15,399
Insurance 8.8%		
CNA Financial	2,846,200	122,074
Enstar (1)	134,700	18,711
Fidelity National Financial	3,388,800	109,967
First American Financial (2)	5,433,124	153,214
Kemper	2,263,161	92,518
Loews	1,718,600	82,905
Marsh & McLennan	3,992,500	193,077
OneBeacon Insurance Group, Class A (2)	1,368,400	21,648
Progressive	2,766,900	75,453
White Mountains Insurance Group	252,100	152,037
		1,021,604
Real Estate Investment Trusts 2.6%		
AvalonBay Communities, REIT	341,500	40,375
Vornado Realty Trust, REIT	917,400	81,456
Weingarten Realty Investors, REIT	2,089,500	57,294
Weyerhaeuser, REIT	3,837,500	121,150
		300,275
Real Estate Management & Development 0.5%		
St. Joe (1)	2,826,060	54,232
		54,232

Thrifts & Mortgage Finance 0.7%		
Capitol Federal Financial	6,363,129	77,057
		77,057
Total Financials		2,977,862
HEALTH CARE 7.5%		
Health Care Equipment & Supplies 0.1%		
Zimmer Holdings	148,700	13,857
		13,857
Health Care Providers & Services 3.1%		
HealthSouth	2,421,457	80,683
Kindred Healthcare (2)	2,777,700	54,832
Quest Diagnostics	1,656,200	88,673
Select Medical Holdings	6,524,712	75,752
Tenet Healthcare (1)	1,250,400	52,667
		352,607
Life Sciences Tools & Services 1.2%		
Life Technologies (1)	1,895,000	143,641
		143,641
Pharmaceuticals 3.1%		
Forest Laboratories (1)	1,418,300	85,141
Hospira (1)	4,956,326	204,597
Mallinckrodt (1)	1,295,700	67,713
		357,451
Total Health Care		867,556
INDUSTRIALS & BUSINESS SERVICES 8.6%		
Aerospace & Defense 2.4%		
Textron	7,395,200	271,848
		271,848

Airlines 2.0%		
Southwest Airlines	12,575,100	236,915
		236,915
Building Products 0.2%		
Allegion (1)	627,300	27,720
		27,720
Commercial Services & Supplies 1.1%		
Cintas	2,131,000	126,986
		126,986
Machinery 1.2%		
Harsco	2,592,400	72,665
Ingersoll-Rand	1,066,500	65,696
		138,361
Professional Services 1.7%		
ManpowerGroup	2,262,800	194,284
		194,284
Total Industrials & Business Services		996,114
INFORMATION TECHNOLOGY 5.6%		
Communications Equipment 0.5%		
ADTRAN	2,223,600	60,060
		60,060
Electronic Equipment, Instruments & Components 0.4%		
AVX	2,186,600	30,459
Dolby Laboratories, Class A (1)	349,759	13,487
		43,946
IT Services 1.1%		
Automatic Data Processing	149,800	12,105
CoreLogic (1)	1,778,203	63,180

Lender Processing Services	1,446,400	54,066
		129,351
Semiconductor & Semiconductor Equipment 3.6%		
Applied Materials	12,099,800	214,045
ASML Holding	407,482	38,181
Broadcom, Class A	4,254,500	126,146
ON Semiconductor (1)	4,664,900	38,439
		416,811
Total Information Technology		650,168
MATERIALS 8.1%		
Chemicals 2.3%		
Celanese, Class A	1,231,100	68,092
International Flavors & Fragrances	867,800	74,613
Scotts Miracle Gro	1,958,400	121,852
		264,557
Construction Materials 1.2%		
Vulcan Materials	2,395,000	142,311
		142,311
Containers & Packaging 2.7%		
MeadWestvaco	3,757,600	138,768
Packaging Corporation of America	2,690,700	170,268
		309,036
Metals & Mining 1.7%		
Franco-Nevada (CAD)	1,919,100	78,209
Gold Fields, ADR	12,654,500	40,494
Newmont Mining	3,545,200	81,646
Nucor	35,200	1,879
		202,228

Multi-Utilities 0.6%		
NiSource	2,009,300	66,066
		66,066
Total Utilities		897,705
Total Miscellaneous Common Stocks 3.9% (4)		445,133
Total Common Stocks (Cost $8,093,472)		11,050,789
CONVERTIBLE PREFERRED STOCKS 0.0%		
FINANCIALS 0.0%		
Real Estate Investment Trusts 0.0%		
Weyerhaeuser, REIT	83,000	4,625
Total Convertible Preferred Stocks (Cost $4,150)		4,625
CONVERTIBLE BONDS 0.7%		
Alcoa, 5.25%, 3/15/14	37,368,600	62,063
Radian, 2.25%, 3/1/19	8,219,000	12,115
Total Convertible Bonds (Cost $64,599)		74,178
SHORT-TERM INVESTMENTS 3.7%		
Money Market Funds 3.7%		
T. Rowe Price Reserve Investment Fund, 0.05% (2)(5)	430,037,854	430,038
Total Short-Term Investments (Cost $430,038)		430,038
Total Investments in Securities		
99.9% of Net Assets (Cost $8,592,259)		**$ 11,559,630**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Affiliated Companies

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $8,592,259)	$ 11,559,630
Receivable for investment securities sold	79,926
Dividends and interest receivable	9,627
Receivable for shares sold	5,826
Other assets	273
Total assets	11,655,282
Liabilities	
Payable for shares redeemed	39,361
Payable for investment securities purchased	30,617
Investment management fees payable	6,228
Due to affiliates	802
Other liabilities	1,457
Total liabilities	78,465
NET ASSETS	**$ 11,576,817**
Net Assets Consist of:	
Undistributed net investment income	$ 931
Accumulated undistributed net realized gain	178,937
Net unrealized gain	2,967,373
Paid-in capital applicable to 385,540,794 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	8,429,576
NET ASSETS	**$ 11,576,817**
NET ASSET VALUE PER SHARE	
Investor Class	
($10,598,836,990 / 352,742,292 shares outstanding)	**$ 30.05**
Advisor Class	
($644,949,625 / 21,550,580 shares outstanding)	**$ 29.93**
R Class	
($333,030,598 / 11,247,922 shares outstanding)	**$ 29.61**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/13	12/31/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 79,174	$ 113,420
Net realized gain	863,348	553,922
Change in net unrealized gain / loss	1,924,973	926,182
Increase in net assets from operations	2,867,495	1,593,524
Distributions to shareholders		
Net investment income		
Investor Class	(74,544)	(107,093)
Advisor Class	(2,941)	(5,788)
R Class	(758)	(2,172)
Net realized gain		
Investor Class	(437,094)	(404,941)
Advisor Class	(27,100)	(28,014)
R Class	(13,969)	(13,836)
Decrease in net assets from distributions	(556,406)	(561,844)
Capital share transactions*		
Shares sold		
Investor Class	1,363,501	941,355
Advisor Class	127,078	127,706
R Class	52,417	36,072
Distributions reinvested		
Investor Class	491,834	494,322
Advisor Class	29,780	33,555
R Class	14,702	15,971
Shares redeemed		
Investor Class	(1,796,415)	(1,490,740)
Advisor Class	(219,870)	(207,447)
R Class	(87,378)	(81,920)
Decrease in net assets from capital share transactions	(24,351)	(131,126)
Net Assets		
Increase during period	2,286,738	900,554
Beginning of period	9,290,079	8,389,525
End of period	**$ 11,576,817**	**$ 9,290,079**
Undistributed net investment income	931	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has three classes of shares: the Mid-Cap Value Fund original share class, referred to in this report as the Investor Class, offered since June 28, 1996; the Mid-Cap Value Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the Mid-Cap Value Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $296,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, the fund realized $60,605,000 of net gain on $167,173,000 of in-kind redemptions.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,184,975,000 and $3,597,326,000, respectively, for the year ended December 31, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $130,000 for Price Associates; $1,720,000 for T. Rowe Price Services, Inc.; and $2,006,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2013, the fund was charged $464,000 for shareholder servicing costs related to the college savings plans, of which $324,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2013, the fund was allocated $126,000 of Spectrum Funds’ expenses and $4,985,000 of Retirement Funds’ expenses. Of these amounts, $2,543,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 27% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 6 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The fund also is named as a defendant or included in a class of defendants in parallel litigation, which has been dismissed by the district court and is currently on appeal, asserting state law constructive fraudulent transfer claims to recover stock redemption payments made to shareholders. The complaints allege no misconduct by the fund, and management intends to vigorously defend the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.61% of net assets) and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Value Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $97,618,000 from short-term capital gains,

  $454,379,000 from long-term capital gains, of which $453,509,000 was subject to the 15% rate gains category, and $870,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $161,616,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $146,232,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director and
[157]	Member of the Advisory Board, Deutsche Bank North America (2004
to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1996
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood Johnson
Foundation’s Scholars in Health Policy Research Program (2008);
Director and Member, National Economic Association (2006 to 2008);
Member, Association of Public Policy Analysis and Management
Policy Council (2006 to 2008); Member, Hamilton Project’s Advisory
Board at The Brookings Institute (2006 to 2008); Chair of Committee
on the Status of Minority Groups in the Economic Profession,
American Economic Association (2006 to 2008 and 2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Mid-Cap Value Fund	Principal Occupation(s)

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ryan N. Burgess CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ira W. Carnahan, CFA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan Chou (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, intern, Franklin Templeton
Investments (to 2009)

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Gregory A. McCrickard, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President, Price
Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John M. Williams (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Summer Analyst, The
Capital Group Companies, Inc. (to 2009)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014